SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 1997
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                               C-Phone Corporation
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             (Exact name of registrant as specified in its charter)




          New York                     0-24424                   06-1170506
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(State or Other Jurisdiction        (Commission)               (IRS Employer
     of Incorporation)              File Number)            Identification No.)




6714 Netherlands Drive, Wilmington, North Carolina                     28405
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      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (910) 395-6100
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS
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         Pursuant to previously commenced ongoing discussions with Josephthal
Lyon & Ross Incorporated ("JLR"), on March 31, 1997, C-Phone Corporation (the "Company") entered into a private placement agreement with JLR pursuant to which JLR agreed to act as placement agent for a private placement (the "Placement") of a minimum of $3,400,000, and a maximum of $5,000,000, of the Company's securities, consisting of shares of the Company's common stock ("Common Stock"), par value $.01 per share (initially valued at $6.00 per share), plus the right, under certain circumstances, to receive additional shares of Common Stock pursuant to the terms of "contingent value rights" (the "Rights") granted to the participants in the Placement (the shares of Common Stock sold in the Placement (the "Original Shares") and the Rights being, collectively, the "Securities").

         The Company has granted the participants in the Placement (the "Investors"), holding in the aggregate at least 33-1/3% of the Securities sold in the Placement, one right to request, at any time subsequent to 15 days after the purchase of their Securities, on behalf of all of the Investors, the registration of the Original Shares and the shares of Common Stock issuable upon exercise of the Rights. The Company has agreed that, in such event, it will (i) within five days thereafter, prepare and file, at the Company's expense, a registration statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933 (the "1933 Act") with respect to such shares of Common Stock, (ii) thereafter use its reasonable best efforts to have the Registration Statement declared effective by the Securities and Exchange Commission, and
(iii) use its reasonable best efforts to maintain the Registration Statement current for the lesser of one year after the date that the Registration Statement is declared effective (the "Effective Date"), or until the securities included in the Registration Statement had been sold thereunder.

         The Rights are automatically exercised at the time, and from time to time, as the Original Shares are first publicly sold through a broker dealer after the Effective Date, and expire one year after the Effective Date. The terms of the Rights provide that, upon the first such sale of any Original Shares at a price of less than $8.00 per share, the seller of the Original

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Shares will automatically receive, for each such share sold, without the payment of any additional consideration, such additional number of shares of Common
Stock as equals (i) $8.00 divided by the Adjusted Price, minus (ii) one; where the Adjusted Price will equal the greater of (x) the average closing bid price per share of Common Stock on The Nasdaq National Market (the "NNM") for the ten trading days immediately preceding the date of sale of the Original Shares, or
(y) $2.00. In accordance with the rules of the NNM, the Company is required to obtain shareholder approval prior to the issuance of any shares of Common Stock, in excess of approximately 870,000 shares of Common Stock, issued or issuable to the Investors in connection with the Placement; the Company has agreed with the Investors to include a proposal for such approval on the agenda for its 1997 Annual Meeting of Shareholders, currently scheduled for early August.

         On March 31, 1997 and April 1, 1997, the Company completed the first tranche of the Placement, in which the Company received gross proceeds of an aggregate of $4,012,000 from the sale of an aggregate of 668,667 shares of Common Stock and associated Rights. In addition, the Company expects, in the near future, to complete the remainder of the Placement pursuant to which it would receive net proceeds of $988,000 from the sale of an aggregate of approximately 164,667 additional shares of Common Stock and associated Rights.

         In connection with the Placement, Daniel Flohr, Chairman, President and Chief Executive Officer of the Company, delivered to the JLR, as escrow agent for the Investors, an aggregate of 250,000 of his own shares of Common Stock, which shares will be forfeited, at the rate of 1,000 shares a day, if the Effective Date of the Registration Statement does not occur within 95 days after the Company receives a demand from the Investors to prepare the Registration Statement; and, in the event that the Effective Date does not occur with 185 days after the Company receives such demand, the remaining escrowed shares will be forfeited.

         The Company has agreed to pay JLR for its services (i) 9% of the gross proceeds received by the Company in the Placement, (ii) reimbursement of JLR's out-of-pocket expenses, not to exceed $25,000, and (iii) warrants (the "Warrants") to acquire an aggregate of 150,000 shares of Common Stock at an


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exercise price of $9.60 per share (120% of the closing bid price for the Common
Stock on the NNM on the trading day immediately prior to the first closing of the Placement). The Warrants expire 90 days after the Effective Date, and the shares of Common Stock issuable upon exercise of the Warrants are to be included in the Registration Statement.

         The Securities were offered for sale, and were sold, without registration thereof under the 1933 Act, pursuant to the exemption from registration provided by Regulation D under the 1933 Act.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         (c)      Exhibits

                  1. Placement Agent Agreement, dated March 31, 1997, between C-Phone Corporation and Josephthal Lyon & Ross
Incorporated.

                  2. Form of Securities Purchase Agreement, dated March 31, 1997, between C-Phone Corporation and each subscriber party thereto, with terms of Contingent Value Rights granted thereby attached thereto.

                  3. Form of Registration Rights Agreement, dated March 31, 1997, between C-Phone Corporation and each subscriber party thereto.

                  4. Placement Agent Warrant Agreement, dated March 31, 1997, between C-Phone Corporation and Josephthal Lyon & Ross
Incorporated.

                  5. Stock Pledge Agreement, dated March 31, 1997, between C-Phone Corporation and Josephthal Lyon & Ross
Incorporated, as agent.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            C-PHONE CORPORATION


                                                /s/ Daniel P. Flohr
                                               --------------------------
                                            By:     DANIEL P. FLOHR
                                                    President and Chief
                                                    Executive Officer





Date:  April 1, 1997


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